SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 5, 2003


                                  MISONIX, INC.
               -------------------------------------------------------
               (Exact name of registrant as specified in its charter)

     New York                         1-10986                     11-2148932
-----------------                ----------------            -------------------
(State or other                 (Commission File Number)     (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


1938 New Highway, Farmingdale, NY                            11735
----------------------------------------                     -----
(Address of principal executive offices)                    (Zip Code)

                                   (631) 694-9555
                                   --------------
                  (Registrant's telephone number, including area code)

ITEM  9   REGULATION  FD  DISCLOSURE  (PURSUANT  TO  ITEM  12)
          ----------------------------------------------------

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

          On April 29, 2003, MISONIX, Inc. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this Report.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange3 Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   May 5, 2003
                                       MISONIX, Inc.

                                       By:   /s/ Richard Zaremba
                                             -------------------
                                             Richard Zaremba
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

The following is a list of Exhibits furnished with this report.

Exhibit No.     Description
-----------     -----------

99.1            Press Release, dated April 29, 2003, issued by MISONIX, Inc.